TRANSACTIONS WITH RELATED PARTIES (Tables)	12 Months Ended
Dec. 31, 2014
TRANSACTIONS WITH RELATED PARTIES [Abstract]
Schedule of Maturity of Debt Obligations	The financing leaseback from related party mature as follows, as of December 31, 2014:
2015	$492
2016	523
2017	555
2018	590
2019	627
2020 and thereafter	7,384
$10,171

Schedule of Transactions and Balances with Related Parties

	Year ended December 31,
	2014	2013	2012

Cost of revenues	$9,073	$8,792	$6,147
Research and development	$123	$211	$301
Selling and marketing	$373	$632	$682
General and administrative	$2,538	$1,649	$3,053
Finance expenses, net	$685	$671	$236

b.	Balances with related parties (cont.):

	December 31,
	2014	2013

Account payables and current maturities to related parties, including financing leaseback (1,2)	$3,975	$2,602
Long-term loan and financing leaseback from a related party (1,2)	$8,993	$12,342

(1)
On January 17, 2011 a loan of 4 million Canadian dollars was made to Caesarstone Canada Inc. by its shareholders, CIOT and the Company, on a pro rata basis. The loan bears interest until repayment at a per annum rate equal to Bank of Canada's prime business rate plus 1/4 percent. The interest accrued on the loan is payable on a quarterly basis. As of December 31, 2014 the loan was classified to short term related parties balance.

(2)
In September, 2012, a financing leaseback of $10.9 million related to Bar-Lev transaction was granted to the Company by Kibbutz Sdot-Yam. The financing leaseback bears interest until repayment at a per annum rate equal to 6.23% and is subject to adjustment for increases in the Israeli consumer price index.